EXHIBIT 10.24

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Dated: 8 October 2013

OXFORD IMMUNOTEC LIMITED

and

SHANGHAI FOSUN LONG MARCH MEDICAL

SCIENCE CO. LTD.

and

SHANGHAI XIN CHANG MEDICAL DEVICE CO. LTD.

DISTRIBUTORSHIP AGREEMENT

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CONTENTS

OXFORD IMMUNOTEC LIMITED		1

SHANGHAI FOSUN LONG MARCH MEDICAL SCIENCE CO. LTD.		1

SHANGHAI XIN CHANG MEDICAL DEVICE CO. LTD.		1

DISTRIBUTORSHIP AGREEMENT		1

1	DEFINITIONS AND INTERPRETATION	3

2	APPOINTMENT	6

3	DISTRIBUTOR’S DUTIES	6

4	FORECASTS AND ORDERS	11

5	CHANGES TO THE PRODUCTS AND NEW PRODUCTS	12

6	PRICES AND PAYMENT	13

7	THE COMPANY’S DUTIES	14

8	LIMITATION OF LIABILITY	16

9	CONFIDENTIALITY	16

10	INTELLECTUAL PROPERTY	17

11	PRODUCT LIABILITY AND INSURANCE	18

12	TERM AND TERMINATION	19

13	CONSEQUENCES OF TERMINATION OR EXPIRY	21

14	SUPERVENING LAWS AND FORCE MAJEURE	23

15	ASSIGNMENT	23

16	MISCELLANEOUS	24

17	NOTICES	24

18	LANGUAGE AND LAW; DISPUTE RESOLUTION	24

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This Agreement is made on the 8th Day of October 2013

Between

Oxford Immunotec Limited (registered number 4516079) whose registered office and principal place of business is at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RY, UK (“the Company”), Shanghai Fosun Long March Medical Science Co. Ltd. (“Fosun Shanghai I”) (registered number Shanghai Joint-Venture 000422) whose registered office and principal place of business is both at 830 Cheng Yin Road, Shanghai, China, 200444 and Shanghai Xin Chang Medical Device Co. Ltd.( )(“Fosun Shanghai II”) (registration number 310110000477786) whose registered office is at 830 Cheng Yin Road, Shanghai, China, 2004444, (Fosun Shanghai I, Fosun Shanghai II jointly referred to as the “Distributors” and individually as the “Distributor”), together the parties (“the Parties”).

Whereas:

A.	The Company is engaged in the business of developing, producing, marketing and selling diagnostic systems;

B.	The Company obtained PRC Registration on or about 24 August 2010 for its T.SPOT®-TB test and 14 May 2013 for its T-CELL Xtend reagent and, by a Registration Agreement (as define below), has appointed Fosun Shanghai I as its attorney with a view to obtaining renewal of the PRC Registration as directed by Company;

C.	The Company wishes to appoint the Distributors to distribute tuberculosis diagnostic systems in the Territory (as defined below) upon the following terms and conditions; and

D.	The Distributors wish to distribute such tuberculosis diagnostic systems in the Territory and the Company is agreeable to the Distributors doing so upon the following terms and conditions.

IT IS AGREED as follows:

1	DEFINITIONS AND INTERPRETATION

1.1.	In this Agreement the following words and phrases shall have the following meanings unless the context requires otherwise:

1.1.1.	“Agreement” shall mean this document, together with its schedules;

1.1.2.	“Business Day” shall mean any day of the week other than Saturday, Sunday, a bank or public holiday in England or a public holiday in China;

1.1.3.	“Consumables” shall mean the accessories listed in Schedule 3 and such other accessories of the Company of which the Company may notify the Distributor in writing from time to time;

1.1.4.	“Contract Year” shall mean the calendar year commencing January 1 of the Term;

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1.1.5.	“Distributor Affiliate” shall mean (i) any corporation or business entity of which the Distributor (meaning either individual Distributor named herein) has either (a) thirty (30%) or more of the ownership of the corporation or business entity or (b) thirty (30%) or more of the power to vote on or direct the affairs of the corporation or business entity and (ii) any individual who has either (a) thirty (30%) percent or more of the ownership of a Distributor or a Distributor Affiliate or (b) thirty (30%) percent or more of the power to vote on or direct the affairs of a Distributor or a Distributor Affiliate;

1.1.6.	“Effective Date” shall mean 1 January 2014.

1.1.7.	“Kits” shall mean kits of T-SPOT®.TB in vitro diagnostic assays for the detection of mycobacterium tuberculosis infection in humans (and the associated reagents), as described in the Specification, and any Replacement Kits from time to time;

1.1.8.	“Improved Kits” shall mean any new version of the Kits (that are not Replacement Kits, as defined below) developed by the Company which the Company markets and sells and which are improvements on the Kits;

1.1.9.	“Intellectual Property Rights” shall mean any patent, trademark, service mark, registered design, copyright, design right, database right, rights protecting confidential information, any applications for or rights to apply for or to be granted any of the above and any other intellectual property right recognised in any part of the world, whether or not now existing or applied for, and all accrued rights of action in respect of any such rights;

1.1.10.	“Minimum Quantities” shall mean the minimum number of Kits that must be purchased by the Distributor for delivery in each Year, as specified in Schedule 2;

1.1.11.	“New Consumables” shall mean any new, additional or substitute version of the accessories listed in Schedule 3 which the Company chooses to market in the Territory for use with the Kits, Improved Kits or Replacement Kits;

1.1.12.	“New Products” shall mean product that is complementary to the Kits that the Company may develop and choose to market in the Territory during the Term of this Agreement;

1.1.13.	“OI Accessories” shall mean T-CELL Xtend® and Leucosep tubes;

1.1.14.	“Other Products” shall mean the Consumables, Improved Kits, and Replacement Kits;

1.1.15.	“Price” shall mean the price of the Products payable by the Distributor to the Company as set out in the schedules, as amended from time to time by Company in accordance with Section 6.1;

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1.1.16.	“Products” shall mean the Consumables, Kits, Improved Kits, OI Accessories, and Replacement Kits;

1.1.17.	“Registration” shall mean, with respect to marketing of and sales of the Kits (excluding Replacement Kits) in China, the approval of and/or re-registration with PRC China Food and Drug Administration (“CFDA”)to market the same in China (the “PRC Registration”), with respect to marketing of and sales of any Replacement Kits, the updated approval of and registration with PRC State Food and Drug Administration to market the same in China, as applicable (the “Replacement PRC Registration”), and with respect to marketing of and sale of the Kits in Hong Kong and Macau, as applicable the approval of and registration with the Pharmaceutical Service of the Department of Health to market the Kits in Hong Kong, and the approval of and registration with the Macau Department of Health to market the Kits in Macau, respectively, all in the name of the Company;

1.1.18.	“Registration Agreement” shall mean the agreements dated 5 June 2009 and 14 November 2011, as amended, by and between Fosun Shanghai II and Company relating to Registration of Products and T-Cell Xtend;

1.1.19.	“Replacement Kits” shall mean any diagnostic products which the Company designates as a new product superseding and replacing the Kits in the Company’s product line;

1.1.20.	“Specification” shall mean the specification of the Kits and OI Accessories as set out in Schedule 4 and amended from time to time;

1.1.21.	“Technology” shall mean all technical information (i) owned by or licensed to the Company and existing at the Commencement Date or (ii) originated or acquired by the Company during the Term of this Agreement relating to the Kits, Improved Kits, New Products, and/or Replacement Kits which is of a secret or confidential nature;

1.1.22.	“Term” shall mean a period starting on the Effective Date and ending on the seventh anniversary of the Effective Date;

1.1.23.	“Territory” shall mean the People’s Republic of China (“PRC”), which, for the avoidance of doubt, shall include Hong Kong and Macau Special Administrative Regions, but for the purposes of this Agreement shall exclude Taiwan; and

1.1.24.	“Trademarks” shall mean the marks identified in Schedule 5 and such other marks as the Company notifies the Distributor in writing that it may use under this Agreement and.

1.2.	The headings to the clauses in this Agreement are for convenience and shall not affect the construction of the Agreement.

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IA	CONDITIONS PRECEDENT AND EFFECTIVENESS OF THIS AGREEMENT

1A.1	Each of the Distributors hereby represents and warrants that (i) it has obtained and, if requested by the Company, provided the Company with true and complete copies of all approvals including PRC regulatory authorizations that are required for its entry into this Agreement and performance of its obligations hereunder; and (ii) the execution, performance and compliance by it with the terms of this Agreement, and the consummation of the transactions contemplated herein, do not and will not result in any violation, breach or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either (a) a default under such Distributor’s charter documents or any contract, agreement or instrument to which such Distributor is a party or to which the assets or any portion thereof of such Distributor is subject, (b) an event which results in the creation of any lien, charge or encumbrance upon any assets of such Distributor, or (c) any violation of applicable law.

1A.2	The Distributor shall, and shall procure that the Distributor Affiliates shall, use best efforts to obtain renewal of the PRC Registration in accordance with Registration Agreement and applicable law.

1A.3	Beginning on the Effective Date, this Agreement shall supersede and replace in its entirety that Distribution Agreement dated 5 June 2009. Prior to the Effective Date, the Distribution Agreement dated 5 June 2009 shall remain in full force and effect. Notwithstanding the foregoing, this Agreement shall not become effective and shall be null and void if the Convertible Promissory Note by and between the Company and Fosun Industrial Co., Limited dated 8 October 2013 is not funded by the Effective Date.

2	APPOINTMENT

2.1.	Subject to the terms and conditions set out herein, the Company hereby appoints the Distributors jointly as its exclusive distributor of the Kits and Improved Kits to the human diagnostic market in the Territory, except that the appointment in Hong Kong Special Administrative Region shall be non-exclusive.

2.2.	Save as expressly set out in the Registration Agreement, neither Distributor shall represent itself as an agent of the Company for any purpose nor pledge the Company’s credit or give any condition or warranty or make any representation on the Company’s behalf or commit the Company in any respect to any contracts or other obligations of any kind. Further, neither Distributor shall without the Company’s prior written consent make any promises or guarantees with reference to the Products beyond those contained in the promotional material supplied by the Company or otherwise incur any liability on behalf of the Company.

3	DISTRIBUTOR’S DUTIES

3.1.	Subject to the applicable statutory requirements, each of the Distributors undertakes and agrees with the Company that it will at all times while this Agreement is in force observe and perform the terms and conditions of this Agreement and in particular will:

3.1.1.	use its best endeavours to actively introduce, promote, sell and support the Kits, OI Accessories, and, as applicable, Other Products on a continuing basis in the entire Territory, including the arrangement of the terms of sale, including price of the Products, between itself and its customers and delivery of Products to Distributors’ customers; additionally, the Distributor shall work with key opinion leaders in the Territory and conduct such clinical trials as are appropriate;

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3.1.2.	not resell Kits, OI Accessories, or Other Products outside the Territory;

3.1.3.	not for the period of this Agreement and for a period of 12 months after its termination either by itself or its officers, employees, agents, subsidiary or associated companies be concerned in or interested in the use, production, marketing, distribution, sale or other dealing in any goods in the Territory which are the same as or competitive with the Kits or Other Products, except where the Distributor is selling the competitive products used for the diagnosis of tuberculosis diagnostic in humans prior to the Commencement Date, as expressly agreed by the Company and the Distributor;

3.1.4.	not undertake commercialization or manufacturing activities of any kind in relation to the Kits, OI Accessories or Other Products, other than as expressly permitted under this Agreement;

3.1.5.	allow the Company or its duly authorized agent full access to inspect the Products from time to time and if the Company reasonably deems any of the Products to have become not saleable as a result of any act or omission by the Distributor, such Products shall be disposed of by the Distributor strictly in accordance with the Company’s instructions, and Distributor shall, to the extent it has not previously done so, pay the Company the customer list price for each such Product;

3.1.6.	provide quarterly status reports as to the progress of the Registration application;

3.1.7.	will not make any promises or guarantees with reference to the Kits, OI Accessories or any other Product other than (i) as set forth in the Company’s Conditions of Sale, as they may be amended by the Company from time to time (the current version of which is attached hereto as Schedule 4) and (ii) in Hong Kong where the Distributor may refer to the Kits CE mark and, when received and only when received, indicate that the PRC Registration has been duly granted by the PRC State Food and Drug Administration; and for the avoidance of doubt shall not promote the Kits or OI Accessories for veterinary use;

3.1.8.	sell the Kits and OI Accessories on the condition that customers use the Kits and OI Accessories for human diagnostics only and without splitting up and selling separately the contents of any of the Kits or OI Accessories and diligently take any action reasonably required by the Company (including without limitation, by applying specific labels or notices to Kits or OI Accessories and/or their packaging) to ensure that customers fulfill these conditions;

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3.1.9.	as required by the Company, submit written reports to the Company as at 31 March, 30 June, 30 September and 31 December of each year to be received by the Company within 10 working days after the due date showing details of sales by region, service stock, outstanding customer orders and orders placed by the Distributor with the Company still outstanding, changes to the forecast and any other information relating to the performance of its obligations under this Agreement that the Company may reasonably require from time to time.

3.1.10.	maintain on its own account an inventory of the Kits, OI Accessories, and Consumables at levels which are appropriate and adequate for the Distributor to meet all reasonable customer delivery requirements throughout the Territory;

3.1.11.	keep full and proper books of account and records showing clearly all enquiries, quotations, transactions and proceedings relating to the Kits, OI Accessories, and Other Products;

3.1.12.	allow the Company, upon reasonable notice, access to its accounts and records relating to the Kits, OI Accessories, the stock of each and Other Products for the purpose of inspection;

3.1.13.	insure at its own cost with a reputable insurance company all stocks of the Kits, OI Accessories, and Other Products as are held by it against all risks which would normally be insured against by a prudent businessman to at least their full replacement value;

3.1.14.	inform the Company immediately of any changes in ownership or control of the Distributor and of any change in its organisation or method of doing business which might affect the performance of the Distributor’s duties under this Agreement;

3.1.15.	comply with all relevant regulatory requirements in connection with the Distributors’ activities under this Agreement, including without limitation those relating to importation, promotion, sales, licenses, product recall, complaints, distribution and storage; not engage in any unfair trade practice, including, without limitation, (i) false or misleading representations concerning the Products, (ii) illegal “loss leader”, “bait and switch” or other misleading or deceptive advertising or (iii) any practice designed improperly to control prices or (b) any conduct which could give rise to a violation of the UK Bribery Act, including, without limitation, (i) the offering, giving, solicitation or acceptance of any bribe in order to gain any commercial, contractual, regulatory or personal advantage or (ii) making any payments to officials or public servants for securing or accelerating routine processes and procedures (unless payment is for a recognised fast-track process available to all on payment of a fee);

3.1.16.	comply with all Applicable Laws in relation to its activities in relation to the Products including without limitation the UK Bribery Act 2010, in connection with its activities in relation to the Products;

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3.1.17.	immediately bring to the attention of the Company any improper or wrongful use of which the Distributor becomes aware of any patents or patent applications, registered designs, trademarks or trade names, including the Trademarks, relating to the Kits, OI Accessories or any Other Product;

3.1.18.	comply with all reasonable advice of the Company relating to storage, safety precautions, security and maintenance of quality of the Kits and Other Products;

3.1.19.	maintain at its own expense trained personnel and storage facilities meeting the reasonable standards specified by the Company for the efficient storage, promotion and sale of the Kits, OI Accessories, and, as applicable, Other Products throughout the Territory;

3.1.20.	to the extent it is using electronic or digital copies of marketing material relating to the Kits and OI Accessories supplied by the Company, as provided in Clause 7.1.4 hereof, use only the most current version of such materials; at the request of the Company to discontinue use of marketing materials with content no longer approved for use by the Company; to submit Chinese and English language versions of all new advertising and promotional schemes and material including copy and designs at an early stage as they relate to the marketing of the Kits, OI Accessories, and, as applicable, Other Products for the Company to comment upon and to arrive at a mutual agreement prior to publication or distribution;

3.1.21.	keep the Company informed of the distribution of the Kits, OI Accessories, and, as applicable, Other Products in the Territory on a regular basis, at least once every quarter, or as reasonably directed by the Company during the period of this Agreement and inform the Company of any information which it now has or which it may receive in the future which is likely to be of interest, benefit or use to the Company in relation to the marketing of the Kits, OI Accessories, and, as applicable, Other Products in the Territory;

3.1.22.	provide the Company with Chinese language artwork for labels in compliance with the Registration and with all other applicable regulations to vials, plates and boxes; further, provide the Company with artwork for Chinese language pack insert (which should be a complete and accurate translation of the English pack insert, amended to the necessary extent in order to comply with applicable PRC law) for the Company to insert to all Kits, OI Accessories, and, as applicable, to accompany Other Products offered for sale by the Distributor;

3.1.23.	not act in any way which might prejudice the reputation of the Company or its Products;

3.1.24.	forward any customer complaint regarding the Kits, OI Accessories, or, as applicable, any Other Product to the Company within 3 Business Days of receipt. Such notification shall include the nature of the complaint, the lot number of the batch affected, and the date when the complaint was first observed and as much other relevant data as can be gathered. The Distributor shall respond to the customer as directed by the Company;

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3.1.25.	maintain appropriate up-to-date and accurate records to enable the immediate recall of any batches of the Kits, OI Accessories or any of them (or, as applicable, any Other Product) from any subsequent purchaser of the Kits, OI Accessories or, as applicable, such Other Products. These records will include records of deliveries to customers (including details of lot and batch numbers, delivery date, name and address of customer, email address and telephone number and fax or telex number if available);

3.1.26.	immediately comply with all reasonable instructions from the Company related to the recall of any of the Kits or OI Accessories (or, as applicable, any Other Products) or rectifying the Kits or OI Accessories (or, as applicable, any Other Products) in the Territory;

3.1.27.	without the prior written consent of the Company, not delegate or sub-contract the performance of any of its obligations or assign any of its rights hereunder (but, for the avoidance of doubt and subject always to clause 3.1.2, 3.1.8, 3.1.15, and 3.1.16 the Distributor may sell Kits and/or OI Accessories through agents or sub-distributors provided that, the Distributor shall (i) enter into an agreement with such agents and/or sub-distributors respectively, which shall be consistent with the terms and conditions of this Agreement, including without limitation clauses 2.2, 3.1.2 to 3.1.28 (inclusive), (ii) remain liable for any breach by of any such agent or sub-distributor of any obligation of a distributor under this Agreement and (iii) ensure that any agreement which the Distributor enters into with any agent or sub-distributor is co-terminus with this Agreement). The Company may waive the Distributor’s obligations under this 3.1.26 on a case-by-case basis at its sole discretion; and

3.1.28.	not to reverse engineer or otherwise attempt to manufacture copies or variants of the Kits, OI Accessories or, as applicable, any Other Products, and not to manufacture, market, distribute or support any item that would be competitive with the Kits, OI Accessories or any Other Products.

3.2.	Each Party hereby appoints the representative listed in this Clause 3.2 who shall have day-to-day responsibility for the management and performance of its obligations under this Agreement and for managing its relationship with the other Party (for this purpose, the Distributors are treated collectively as a Party)(each a “Representative”).

Representative of the Company:

Peter Edwardson

General Manager

Oxford Immunotec Ltd,

94C Innovation Drive, Milton Park,

Abingdon, Oxfordshire,

OX14 4RY, UK

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Fax: +44 (0)1235 442781

Representative of the Distributors:

Joel Y Zhang

General Manager

Shanghai Fosun Long March Medical Science Co. Ltd.

830 Chengyin Road, Shanghai 200444, China

Fax: 86-21-60765710

From time to time during the term of this Agreement, either Party may change its Representative by written notice to the other Party of the details, including contact details, of its new Representative.

The Parties shall procure that their respective Representatives shall regularly and, as frequently as deemed appropriate depending on market and business circumstances, but no less than once every quarter, unless Oxford Immunotec expresses the need for monthly meetings (in which case such meetings shall be held monthly), such expression of need to be renewed every quarter, meet by telephone to discuss the operation of this Agreement, or meet to discuss the same (if each Representative so agrees) in person.

4	FORECASTS AND ORDERS

4.1.

No later than 30th November in each Contract Year (or such other date requested by the Company), the Distributors shall inform the Company in writing of their forecast of the number of each type of the Product (for the avoidance of doubt for Kits, OI Accessories, Consumables, and, as applicable, New Products and Replacement Kits) which it expects to order from the Company for delivery during the ensuing Contract Year (or such other date requested by the Company). The Distributor must inform the Company promptly if their forecasted requirements change as set out in 3.1.9. The Distributors will on or before the first day of each Quarter give the Company a written rolling forecast of Distributors’ requirements for Products and Consumables for the next twelve months. The quantities identified for the first quarter of each such forecast shall be accompanied by non-cancellable firm orders for such quantities and in the absence of accompanying firm orders, the forecast itself shall constitute a firm order of such quantities for that quarter; the quantities for the following nine months shall be a good faith estimate of Distributors’ requirements for such period. No term included in any firm order that is in any way inconsistent with the terms and provisions of this Agreement, including without limitation the Conditions of Sale, shall have any force or effect and the terms and provisions of this Agreement shall prevail. The Distributors shall collectively submit only one forecast for each quarter by the Distributors (and for avoidance of doubt, each Distributor shall not submit individual forecasts). Likewise, any change of forecast under Clause 3.1.9 shall only be submitted collectively by the Distributors. Notwithstanding the

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foregoing, in the event the Company receives more than one forecast from the Distributors for any period, it may elect, in its sole discretion, to treat the multiple forecasts as an aggregate firm order for the first quarter of the forecast and, in that event, the Distributors shall be liable to accept and pay for the aggregate quantity contained in the forecasts for such quarter.

4.2.	The Distributor shall submit all orders for Kits and Consumables in writing to the Company as set out in 4.1 above.

4.3.	Subject to clauses 3.1.9, 4.1 and 4.2, the Company undertakes to use reasonable endeavours to meet all firm orders for the Kits, OI Accessories, and Consumables placed by the Distributor in writing (including by fax) to the extent that the orders do not exceed the original quarterly forecast for such quarter provided under clause 4.1 and the Distributor agrees to purchase the Kits, OI Accessories, and Consumables for its own account for resale pursuant to this Agreement. In the event of a force majeure event, as further described in Clause 15.3 hereof, the Company may allocate to the Distributors an equitable portion of the Kits, OI Accessories, and, as applicable, the Other Products it has available for delivery and the Distributors agree to accept such a reduced, equitable allocation under such circumstances. For the avoidance of doubt the Distributor may purchase Consumables locally subject to clause 4.5 of this agreement.

4.4.	The Distributors shall place orders with the Company in each Contract Year that meet or exceed the Minimum Quantities for that Contract Year.

4.5.	If Distributors do not order Consumables from the Company for use with Kits and/or New Products, they shall supply to their customers (for use with the Kits and/or New Products) only those substitute consumables which the Company has validated for use with Kits and/or New Products (a list of which the Company will supply promptly after receiving a written request therefor). The Distributors shall be responsible for confirming the regulatory status of the Consumables and substitute consumables in the Territory.

5	CHANGES TO THE PRODUCTS AND NEW PRODUCTS

5.1.	The Company may, upon giving one month’s written notice to the Distributors:

5.1.1.	exclude from this Agreement any Kits or OI Accessories that have been permanently discontinued; and

5.1.2.	make such changes as it deems fit to the Kits or the Product protocols subject to the regulatory requirements in the Territory.

5.2.

If the Company (a) develops New Products and chooses to market and sell them in the Territory, and/or (b) markets and sells new accessories which have utility with the Kits or OI Accessories, it shall not unreasonably refuse to agree to such items being included as Products under this Agreement, subject to reaching agreement in writing with

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Distributors as to pricing and sales targets therefor and to satisfying any applicable regulatory approval requirements. For the sake of clarity, the addition of any New Products shall not affect the Minimum Sales of Kits required under Schedule 2 hereof. If requested by the Company, the Distributors shall use best efforts to obtain the Registration for such New Products as soon as possible.

5.3.	If the Parties cannot agree pricing for New Products within ninety (90) days of the Company notifying Distributors thereof, such New Products shall be deemed not to be Products under this Agreement and shall be excluded from this Agreement, provided however that the Company may not distribute the New Products in the Territory through another distributor under pricing and other terms and conditions better, when viewed in their entirety, than those offered to Distributors as a last bid during the Term. For the avoidance of doubt Distributors shall continue to be entitled to sell Products (but not New Products if agreement is not reached on the terms for the addition of New Products to this Agreement) during the Term of this Agreement.

5.4.	The Company shall reasonably promptly after determining it will be marketing and selling New Consumables (and will be able to sell them for use in the Territory) notify Distributors thereof and not unreasonably refuse to agree to such New Consumables from time to time being included as Products under this Agreement subject to reaching agreement in writing with Distributors as to pricing and other terms therefor.

6	PRICES AND PAYMENT

6.1.	The prices payable to the Company by the Distributors for the Kits and OI Accessories are the prices shown in Schedule 1. The Company shall be entitled to increase the prices on Kits and OI Accessories on an annual basis in line with the UK Retail Price Index. Before implementing any increase, however, the Company will meet with the Distributors to review the pricing of the Kits and OI Accessories including, without limitation, any proposed increases arising under the Company’s entitlement to increase the prices on Kits and OI Accessories on an annual basis in line with the UK Retail Price Index. This review will occur during the third quarterly meeting in each Contract Year, with the first meeting being December 2014.

6.2.	The Company may increase the prices applicable to Consumables as set out in Schedule 3 in each Contract Year (including the first Contract Year) by giving at least thirty (30 days prior written notice to Distributor. Such new prices will take effect at the end of the thirty (30) day notice period. The Distributor acknowledges that the Company has no control over the cost of the Consumables and that the Company shall be free to pass on any increase in the cost of Consumables.

6.3.	Delivery of ordered Kits, OI Accessories, and Other Products shall take place Ex Works (lncoterms 2010). However, if requested by the Distributors, the Company shall arrange carriage, insurance and freight of ordered Kits, OI Accessories and Other Products to the Distributors’ premises on the Distributors’ behalf and at the Distributors’ risk and cost.

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6.4.	The Distributors must bear any and all expenses, costs and charges incurred by them in the performance of their obligations under this Agreement, except those, if any, that the Company has previously expressly agreed to bear.

6.5.	The Company may invoice upon delivery. Unless the Parties agree otherwise the Distributors shall pay the full amount invoiced to them by the Company in US Dollars within 45 days of delivery of the Products ordered.

6.6.	The Distributors shall not be entitled by reason of any set-off, counter-claim, abatement, or other similar deduction to withhold payment of any amount due to the Company.

6.7.	The Distributors shall be responsible for the collection, remittance and payment of all taxes, charges, levies, assessments and other fees of any kind imposed by governmental or other authority in respect of the purchase, sale or other distribution of the Products.

6.8.	The Company reserves the right to decline to accept any further order for the Kits or Other Products and to refuse shipment of any order for the Kits or Other Products if any payment due to the Company under the terms of this Agreement is not made within 10 days of that payment becoming due. Notwithstanding the foregoing, if payment is not made as a result of a delay in clearing the Kits or Other Products through customs, and such delay is beyond the control of Distributors, then Company’s right to decline to accept any further orders or to refuse shipment of any orders for Kits or Other Products shall not arise until the 30th day following the date payment became due.

6.9.	Without prejudice to any other right or remedy, the Company may extend credit to the Distributors on such terms and conditions which Company may provide to the Distributors.

6.10.	Without prejudice to any other right or remedy, if a Party fails to pay any amount due under this Agreement, it shall pay interest on the unpaid amounts at a rate of four per cent per annum above the base rate from time to time of Barclays Bank plc (or, if such rate is not published or is otherwise unavailable, the Bank of England’s base rate) from the due date until the date of receipt of payment by the other Party (both before and after judgment).

6.11.	In the event that the exchange rate between RMB (YUAN) and US Dollar published at 12:00 noon China time by the People Bank of China on the relevant date changes by more than 20% in either direction compared to the exchange rate on the Effective Date, the Parties agree to meet to discuss in good faith if any change to transfer price and/or Minimum Quantities (as set forth in the schedules) is appropriate. Nothing contained herein shall obligate any Party to agree to any change of pricing or Minimum Quantity.

7	THE COMPANY’S DUTIES

7.1.	The Company undertakes and agrees with the Distributors that it will observe and perform the terms and conditions set out in this Agreement and in particular will:

7.1.1.	supply such of the Technology to the Distributors which in the Company’s sole but reasonable discretion is necessary to enable the Distributors to apply for the Registration, to label the Kits subject to 3.1.21 and to distribute the Kits effectively and to carry out its duties under this Agreement;

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7.1.2.	make available without charge to the Distributors reasonable technical assistance including the results of all clinical trials conducted by the Company on the Products to assist the Distributors to distribute the Products;

7.1.3.	make available suitable personnel for reasonable periods for the training of suitably qualified personnel of the Distributors concerning the nature and use of the Products. The Distributors shall be responsible for all costs and expenses of this training (including without limitation all out-of-pocket expenses for any Company personnel that travel to China to assist with training) unless otherwise agreed in writing;

7.1.4.	inform the Distributors of details of advertising and promotional programs relating to the Kits and, as applicable, Other Products and supply the Distributors with reasonable electronic or digital copies of advertising and promotional material relating to the Kits and, as applicable, Other Products without charge so that the Distributors can produce literature in Mandarin for the Territory at the Distributors’ expense;

7.1.5.	approve or give reasons for any disapproval in relation to any material submitted pursuant to clause 3.1.19 within 28 days of receipt;

7.1.6.	participate with the Distributors in fairs and exhibitions in the Territory, where previously agreed;

7.1.7.	at the Company’s sole discretion provide adequate numbers of Kits to the Distributors at no cost to enable the Distributors to obtain the Registration pursuant to Registration Agreement, provided that the Distributors may not transfer such Kits to any other person or entity without the express prior written consent of the Company, which consent may be subject to reasonable conditions;

7.1.8.	provide the Distributors with such data as may be reasonably requested that are in the possession of the Company to support the Registration procedure in the Territory.

7.2	The Company shall continue to participate and cooperate in actions in China, including efforts to resolve such actual, alleged, or threatened the intellectual property Infringement, at its own expense, associated with the Kits and Other Products and shall keep Distributor reasonably informed of the status of such actions.

7.3	During the Term, the Company and its Affiliates will not directly or indirectly sell in the Territory any products used for the diagnosis of tuberculosis infection in humans competitive to the Products, whether by way of establishing a wholly-owned foreign company or equity joint venture, contractual joint venture, trust company, or otherwise.

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8	LIMITATION OF LIABILITY

8.1.	Nothing in these conditions will operate to exclude or limit the liability of the Company for death or personal injury arising out of its negligence or for its fraud in any way whatsoever.

8.2.	Subject to clause 8.1, under no circumstance will the Company have any liability (whether in contract, tort (including negligence) or otherwise) under or in connection with this Agreement for:

8.2.1.	indirect, special or consequential losses of any nature;

8.2.2.	wasted or lost management time or time of other employees, loss of profits, contracts or business, loss of goodwill or loss of anticipated savings; or

8.2.3.	any increased costs or expenses.

8.3.	Subject to clause 8.1, the Company’s maximum total liability (whether in contract, tort (including negligence) or otherwise) under or in connection with this Agreement, will not exceed £25,000.

8.4.	The express terms of this Agreement are in lieu of all warranties, conditions, terms, representations, undertakings and obligations implied by statute, common law, custom, trade usage, course of dealing or otherwise, all of which are excluded to the fullest extent permitted by law.

9	CONFIDENTIALITY

9.1.	Each party agrees and undertakes that after execution of this Agreement it will keep confidential and will only use for the purposes of this Agreement nor without the prior written consent of the other party disclose to any third party (other than as required by law or a body of competent jurisdiction) all information of a confidential nature whether written or oral (including the terms of this Agreement, the Technology, other trade secrets and information of commercial value) which may become known to that party from the other party (“confidential information”). Notwithstanding the foregoing, the Company shall be entitled to disclose any information from one Distributor to the other Distributor without any liability hereunder. The obligations of confidentiality and non-use set forth in this Agreement shall not apply to any portion of the confidential information which was public knowledge or already known to that party at the time of disclosure or subsequently becomes public knowledge other than by breach of this Agreement or subsequently comes lawfully into the possession of that party from a third party. For this purpose, a distributor shall not be deemed to have received information from a third party if the source of information is, directly or indirectly, the other Distributor.

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9.2.	To the extent necessary to implement the provisions of this Agreement each party may disclose the confidential information to those of its officers, employees, sub-contractors and agents as may be reasonably necessary or desirable in order to accomplish the matters contemplated by this Agreement; provided that before any such disclosure each party shall (i) make those persons aware of their obligations of confidentiality under this Agreement and secure the written agreement of those persons to protect the confidentiality of such information and (ii) at all times procure compliance by those persons with such confidentiality obligations.

10	INTELLECTUAL PROPERTY

10.1.	The Company hereby grants to Distributors the co-exclusive right, along with the Company, in the Territory to use the Trademarks solely in the promotion, advertisement and sale of the Kits and OI Accessories in strict accordance with the terms of and for the duration of this Agreement. The Distributors shall undertake all such actions and execute all such instruments and documents as are necessary or desirable in order to register or give effect to the license of the Trademarks pursuant to any applicable law.

10.2.	The Kits and OI Accessories shall be sold under the Trademarks and on all containers and advertisements for the Kits and OI Accessories the symbol ® shall be used in conjunction with the registered Trademarks or “TM” in conjunction with any Trademark applications in the Territory.

10.3.	All representations of the Trademarks which the Distributors propose to use shall first be submitted to the Company for, and shall not be used by Distributors without, the Company’s prior written approval.

10.4.	The Distributors shall not, without the prior written consent of the Company, alter or make any addition to the labeling or packaging of the Kits or OI Accessories displaying the Trademarks, and shall not alter, deface or remove in any manner any reference to the Trademarks, any reference to the Company or any other name attached or affixed to the Kits or their packaging or labeling other than to add the Distributor’s name and contact details, or as otherwise may be required by applicable law in order to comply with the Registration.

10.5.	The Company makes no representation or warranty either as to the validity or enforceability of the Trademarks or as to whether the same infringe upon any intellectual property rights of third parties in the Territory.

10.6.	Trademark infringement

10.6.1.	Each party shall promptly give notice in writing to the other in the event that it becomes aware of:

10.6.1.1.	any infringement or suspected infringement within the Territory of the Trademarks or any other intellectual property rights in or relating to the Products; and

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10.6.1.2.	any claim that any Product or the manufacture, use, sale or other disposal of any Product within the Territory, whether or not under the Trademarks, infringes the rights of any third party.

10.6.1.3.	In the case of any matter falling within clause 11.6.1.2:

10.6.1.4.	the Company shall in its absolute discretion determine what action, if any, shall be taken in respect of the matter;

10.6.1.5.	the Company shall have sole control over and shall conduct any action as it shall in its discretion deem appropriate;

10.6.1.6.	the Company shall pay all costs in connection with that action and shall be entitled to all damages and other sums which may be paid or awarded as a result of any such action; and

10.6.1.7.	the Distributors shall, at the request and expense of the Company, provide all reasonable assistance to the Company (including but not limited to the use of its name in or being joined as a party to proceedings) in connection with any action to be taken by the Company pursuant to this clause provided that that Distributor is given such indemnity as it may reasonably request against any damage to its name.

10.7.	As between the Company and the Distributors, the Distributors acknowledge and accept that the Company is the owner of all of the Intellectual Property Rights in and in connection with the Products, including without limitation the Technology and the Trademarks, and the Distributors shall not represent in any way that they, or either of them, has any right or title to the ownership of such Intellectual Property Rights.

11	PRODUCT LIABILITY AND INSURANCE

11.1.	Each of the Distributors shall, immediately after it becomes aware of any liability incurred by the Distributors in respect of damage to property, death or personal injury arising from any fault or defect in the materials or workmanship of the Kits, OI Accessories or, as applicable, of any Other Products and any reasonable costs, claims, demands and expenses arising out of or in connection with that liability (a “Relevant Claim”):

11.1.1.	immediately give notice to the Company of the details of the matter;

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11.1.2.	afford access to the Company and permit copies to be taken of any materials, records or documents as the Company may require to take action under clause 11.1.3;

11.1.3.	allow the Company the exclusive conduct of any proceedings and/or take whatever action at Company’s sole cost, as the Company shall direct to defend or resist the matter, including the use of professional advisers nominated by the Company; and

11.1.4.	not admit liability or settle the matter without the written consent of the Company.

11.2.	The Company shall maintain product liability insurance for the Term of this Agreement of not less than £1,000,000.00 in aggregate per annum with a reputable insurer and shall provide a copy of the insurance policy and proof of payment of the current premium to the Distributors upon request by the latter.

11.3.	The Distributors undertake to maintain appropriate up-to-date and accurate records in compliance with the Company’s quality assurance procedures as amended from time to time to enable the immediate recall of any batches of the Kits or OI Accessories or any of them or, as applicable, any Other Product from the retail and/or wholesale markets. These records shall include records of deliveries to customers (including details of batch numbers, delivery date, name and address of customer, and telephone number and fax or telex number if available).

11.4.	Except where a recall or other action to withdraw Kits, OI Accessories or, as applicable, any Other Products from the market results from Distributor’s directions, actions or inactions, the Company shall reimburse Distributors for reasonable and necessary out-of-pocket costs incurred by Distributors in recalling as a matter of urgency any quantities of the Kits, OI Accessories or any of them or, as applicable, any Other Products from the retail and/or wholesale market. Reasonable and necessary out-of-pocket costs shall include costs incurred in retrieving Kits, OI Accessories or Other Products from the market, such as postage, freight, and similar costs, as well as the cost of replacement Kits, OI Accessories, and, if applicable, Other Products that are subject to recall.

12	TERM AND TERMINATION

12.1.	This Agreement shall commence on the Effective Date and continue for the Term subject to the provisions for earlier termination contained in this Agreement. Provided this Agreement has not been terminated, as provided for herein, prior to the scheduled end of the Term, the Distributors shall have the option to extend this Agreement, subject to mutually acceptable terms and conditions being agreed. Notice of the Distributors’ exercise of the option to extend shall be given between no earlier than six (6) months prior to the scheduled end of the Term and no later than three (3) months prior to the scheduled end of the Term. Upon the giving of such notice, the parties agree to promptly commence discussions on acceptable terms and conditions for renewal. For avoidance of doubt, the Distributors shall have the option to extend only at the end of the initial seven (7) year Term.

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12.2.	The Company may terminate this Agreement on ninety (90) days’ written notice at any time following the occurrence of either of the following events: (a) Fosun Industrial Co., Limited (the “Noteholder”) sells, transfers or otherwise disposes of more than 50% of its holdings in Oxford Immunotec Global PLC; or (b) the Company repays in full all amounts due and owing under the Convertible Note dated October , 2013 by and between the Company and the Noteholder (the “Note”); provided, however, that Company’s right of termination as set forth in this Clause 12.2(b) shall not apply if the Company’s repayment of the Note is made under the circumstances described in Section 3.3 of the Note.

12.3.	Without prejudice to any other rights to which it may be entitled, either party may give notice in writing to the other terminating this Agreement with immediate effect if:

12.3.1.	the other party commits any material breach of any of the terms of this Agreement if irremediable or if such a breach is remediable fails to remedy that breach within 30 days of that party being notified in writing of the breach;

12.3.2.	if an order is made or a resolution is passed for the winding up of the other party or if an order is made for the appointment of an administrator to manage the affairs, business and property of the other party or if a receiver is appointed of any of the other party’s assets or undertaking or if circumstances arise which entitle the Court or a creditor to appoint a receiver or manager or which entitle the Court to make a winding-up order or if the other party takes or suffers any similar or analogous action in consequence of debt.

For purposes of this Clause 12.3, the Distributors shall be treated as one party, provided that the Company shall have the right to terminate for a breach under Clause 12.3.1 by either Distributor or if a condition described in Clause 12.3.2 occurs with respect to either Distributor.

12.4.	Without prejudice to any other rights to which it may be entitled, the Company may give notice in writing to the Distributors terminating this Agreement with immediate effect if:

12.4.1.	the Distributors fail to pay any sum due under this Agreement within 30 days following its due date;

12.4.2.	there is a change of control (in the sense of the ability to direct the affairs of the Distributor whether by virtue of the ownership of shares, contract or otherwise) of either Distributor or any affiliate that controls either Distributor;

12.4.3.	either Distributor purports to assign its rights or obligations under this Agreement without the Company’s consent in accordance with clause 16;

12.5.	If, despite the reasonable and best efforts of Distributors, the Products do not successfully achieve Registration, in whole or in part, the parties will meet and confer to determent whether this Agreement shall continue with respect to the Products subject to Registration or shall be terminated.

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12.6.	The Company, in its sole discretion, may terminate the Distributorship Agreement if the Distributors fail in any Contract Year to purchase the Minimum Quantity as set out in Schedule 2 for that Contract Year. Company’s failure to terminate Distributors under this Section despite failure of Distributors to purchase the Minimum Quantity shall not be construed as or otherwise prejudice Company’s rights under this paragraph.

12.7.	In determining whether Distributors have satisfied the Minimum Quantity purchases for any given Contract Year, each Contract Year shall be treated on a separate basis. Any purchases which exceed the Minimum Quantity purchases in any Contract Year may not be applied to offset any deficiencies in the Minimum Quantity purchases for the prior or subsequent Contract Year. A firm order for Kits will be treated as a purchase in a Contract Year even though delivery has not yet been made so long as delivery is made, in full or in part, during the same Contract Year in which the firm order was placed. Likewise, to satisfy the Minimum Purchase obligations, it is not necessary that the Distributors have fully paid the purchase price therefor during the Contract Year in question. If the Company is unable, due to a force majeure event, to deliver the full quantity of Kits ordered by the Distributors, and such inability of the Company results in a shortfall in Distributors’ Minimum Quantity purchases in a Contract Year, the Company shall not be entitled to terminate this Agreement based on that shortfall.

13	CONSEQUENCES OF TERMINATION OR EXPIRY

13.1.	Upon the expiration of this Agreement or the termination of this Agreement from any cause:

13.1.1.	the Distributors shall promptly return to the Company or otherwise dispose of as the Company may require the Technology and all other documents, papers and materials whatsoever in the possession, power, custody or control of the Distributors relating to the Products, the Company’s Intellectual Property or the business of the Company;

13.1.2.	the Distributors shall promptly return to the Company or otherwise dispose of as the Company may require all advertising and promotional material in the possession, power, custody or control of the Distributors relating to the Kits, OI Accessories or, as applicable, Other Products as far as they have been made available to the Distributors by the Company free of charge;

13.1.3.	in respect of any stocks of Kits, OI Accessories or, as applicable, Other Products held by the Distributors upon termination the Distributors shall continue to have the right for the next six months following termination to distribute the Kits (or, as applicable, Other Products) for sale in the Territory on the terms and conditions of this Agreement;

13.1.4.	without prejudice to the provisions of Clause 13.1.3 above the Distributors shall cease to hold themselves out as having any right to distribute the Kits, OI Accessories or, as applicable, Other Products;

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13.1.5.	subject to clause 13.1.3, all other rights and licenses of the Distributors under this Agreement shall terminate;

13.1.6.	the termination of this Agreement shall not of itself give rise to any liability on the part of the Company to pay any compensation to the Distributors for loss of profits or goodwill;

13.1.7.	if the termination shall occur before Registration, then (subject to clause 13.1.3) the Distributors undertake to immediately cease all distribution of (and shall not authorise, permit or suffer any third party to manufacture or distribute) any Kits or OI Accessories; and

13.1.8.	the Distributors shall procure the compliance of all agents, sub-contractors and Distributor Affiliates with the termination obligations of Distributors hereunder.

13.2.	The Company shall be entitled to cancel all orders placed by the Distributors prior to the termination date, whether or not such orders have been accepted by the Company, without incurring any liability of whatsoever nature to the Distributors.

13.3.	Notwithstanding anything contained elsewhere in this Agreement, the provisions of clauses 1, 3.1.3, 3.1.22, 7.3, 8, 9, 11.4, 14, 18 and 19 shall survive the expiry or termination of this Agreement howsoever caused and shall continue thereafter in full force and effect.

13.4.	Termination shall not affect the accrued rights of the parties arising in any way out of this Agreement as at the date of termination.

13.5.	All rights granted to the Distributors in respect of the Trademarks (if any) shall immediately terminate and the Distributors shall forthwith cease to use and not recommence use of the Trademarks worldwide.

To the maximum extent permitted by the applicable law, upon the expiration or termination of this Agreement, Distributors shall not under any circumstances be entitled to compensation of damages or any kind, whether on account of the loss by Distributors of present or prospective sales, investment, compensation or goodwill. Each of the Distributors, for itself and on behalf of each of its employees, agents, subcontractors and representatives, hereby waives any rights which may be granted to it or them under the laws and regulations of the Territory, including, without limitation, any claim for compensation or indemnification (a) for its loss of business or goodwill, (b) based on unjust enrichment to the Company and (c) with respect to any damage incurred by it or by them as a result of termination of its rights under this Agreement. Distributors shall indemnify and keep indemnified the Company from and against all Losses incurred as a result of, or in connection with, any claim by or liability to Distributors or any employee, agent, sub-contractor or representative of Distributors under any applicable agency, termination, employment, social security or other similar applicable laws. The Company shall, at its cost, defend, indemnify and hold harmless the

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distributor and its Affiliates, and their respective members, managers, directors, employees, officers and agents from and against any and all Losses arising out of: (i) a breach by the Company of this Agreement, or (ii) the gross negligence or willful misconduct of the Company. Distributors shall, at their cost, defend, indemnify and hold harmless the Company and its Affiliates, and their respective members, managers, directors, employees, officers and agents from and against any and all Losses arising out of: (x) a breach by Distributors of this Agreement, or (y) the gross negligence or willful misconduct of the Distributors.

14	SUPERVENING LAWS AND FORCE MAJEURE

14.1.	The rights and obligations of the parties under this Agreement shall be subject to all applicable laws, orders, regulations, directions, restrictions and limitation of governments or other bodies.

14.2.	If any other law, order, regulation, direction, restriction or limitation or any treaty or other international agreement or the juridical construction of any of them shall, after the Commencement Date, substantially alter the relationship between the Company and the Distributors or the balance of advantages derived from such relationship then, at the request of the adversely affected party, the Company and the Distributors agree to negotiate in good faith to modify this Agreement to restore the situation if practicable or to compensate for such alteration if not. Should they fail to reach such agreement within three months after the request has been received by the party not affected, either the Company or the Distributors may terminate this Agreement forthwith without incurring any liability.

14.3.	If there is any total or partial failure of performance by any party by any cause whatsoever beyond the reasonable control of the party (a force majeure event) then once the cause has been notified by that party to the other such failure shall not be deemed to be a breach of this Agreement which shall continue in suspense or in partial performance for the period during which such cause exists. If the cause of such suspension or partial performance continues for a period of more than three (3) months and substantially effects the operation of the Agreement then the Company or the Distributors not claiming relief under this Clause shall be at liberty to terminate this Agreement on giving to the other 90 days notice of its intention to do so and this Agreement shall terminate on expiration of such notice period.

15	ASSIGNMENT

The Distributors shall not assign, transfer, sub-contract or in any manner convey the benefit of this Agreement to any person or persons whatsoever without the prior written consent of the Company. The Company may assign this Agreement in connection with a merger, consolidation, or a sale or transfer of all or substantially all of the assets to which this Agreement relates.

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16	MISCELLANEOUS

16.1.	This Agreement supersedes all prior agreements, negotiations and discussions between the parties relating to it. Each party acknowledges that in entering into this Agreement it is not relying upon any prior written or oral term sheet, letter agreement, draft, assurance, promise or any other prior arrangement of any nature. All schedules are incorporated herein by reference.

16.2.	This Agreement shall not be varied, amended or supplemented except in writing, executed by the duly authorised representatives of both the Company and the Distributors.

16.3.	The failure of either the Company or the Distributors at any time to enforce the terms and provisions or conditions of this Agreement shall not be construed as a waiver of the same or the right of such party to enforce the same.

16.4.	The obligations of Distributors hereunder are joint and several.

17	NOTICES

Any notice to be given under this Agreement must be in writing, may be delivered to the other party by any of the methods set out in the left hand column below and will be deemed to be received on the corresponding day set out in the right hand column.

Method of service	Deemed day of receipt

By hand	The day of delivery

By pre-paid international business post / courier	The fourth Business Day after posting

By fax (provided the sender’s fax machine confirms complete and error-free transmission to the correct fax number)	The next Business Day after sending.

The parties’ representatives for the receipt of notices are as follows (until altered by notice given in accordance with this clause):

For the Company:	For the Distributors
Chief Executive Officer	Mr. Joel Y Zhang
Fax number: +44 1235 - 442781	Fax number: +86 21 60765710

18	LANGUAGE AND LAW; DISPUTE RESOLUTION

This Agreement is written in the English language and the construction, validity and performance of this Agreement shall be governed by English law. All notices permitted or required by this Agreement, and all reports, forecasts and other exchanges between the Parties shall be in English, except to the extent otherwise expressly provided in.

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Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through consultation. Such consultation shall begin immediately after one Party hereto has delivered to the other Party hereto a written request for such consultation. For purposes of the dispute resolution provisions of this Agreement, the Distributors shall be considered to be one Party. If within thirty (30) days following the date on which such notice is given the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of either Party with notice to the other Party. The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three arbitrators. Each of the Parties shall select one arbitrator within thirty (30) days after giving or receiving the demand for arbitration. The Chairman of the Centre shall select the third arbitrator, who shall be qualified to practice English law. The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the Arbitration Rules of the Centre in effect at the time of the arbitration. The arbitrators shall decide any dispute submitted by the Parties to the arbitration strictly in accordance with English law. The award of the arbitration tribunal shall be final and binding upon the Parties, and any Party may apply to a court of competent jurisdiction for enforcement of such award. Each Party shall cooperate and use their respective best efforts to take all actions reasonably required to facilitate the prompt enforcement in the PRC or in any other jurisdiction of any arbitration award made by the tribunal. A Party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

Signature Page Follows

IN WITNESS that this Agreement has been executed by duly authorized officers of the parties to the Agreement the day and year first above written.

For and on behalf of Oxford Immunotec Limited

Signature:	/s/ Dr Peter Wrighton-Smith

Name:	Dr Peter Wrighton-Smith

Title:	CEO

Date:	8th October 2013

Place:	Abingdon, UK

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For and on behalf of Shanghai Fosun Long March Medical Science Co. Ltd.

Signature:	/s/ Zhu Yao Yi

Name:	Mr Zhu Yao Yi

Title:	Chairman

Date:	Oct. 14, 2013

Place:	Shanghai

For and on behalf of Shanghai Xin Chang Medical Device Co. Ltd.

Signature:	/s/ Zhu Yao Yi

Name:	Mr Zhu Yao Yi

Title:	Chairman

Date:	Oct. 14, 2013

Place:	Shanghai

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SCHEDULE 1

Price of the T-SPOT.TB 24 test assay kit -TB-300 is $[***] per kit, exclusive of VAT.

All sales under this Agreement shall be made EXW (Incoterms 2010) Oxford Immunotec’s principal manufacturing facility in Oxfordshire, United Kingdom.

The Price of Kits shall be adjusted at the end of each Contract Year in accordance with Clause 6.1 of the Distributorship Agreement.

[***]

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SCHEDULE 2

Minimum Quantities

Year	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Growth Rate	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Minimum Kit Purchase	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

The Distributors’ minimum required purchases from the Company shall be as follows:

If any other Product (other than Consumables) becomes available for the Distributors’ purchase under this Agreement, the Parties agree to negotiate in good faith to establish appropriate Minimum Quantity purchase obligations for each such Product.

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SCHEDULE 3

Consumables

Item	Product Code	Pack size	Price 2014

AIM V	AV.200/50	1 x50 ml	US $[***	]
AIM V	AV.200/500	1 x 500 ml	US $[***	]

Prices for any Other Product which becomes available for the Distributors to purchase under this Agreement shall be agreed between the Parties from time to time.

All prices shown for the Consumables listed above are EXW (ex-works) under Incoterms 2010.

OI Accessories

Item	Product Code	Pack size	Price 2014

T-Cell Xtend	TTK.610	1 pack	US $[***	]
Leucosep Tubes	LTK.615	1 x 500 ml	US $[***	]

[***]

All prices shown for the OI Accessories listed above are EXW (ex-works) under Incoterms 2010.

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Schedule 4

Specification

Intended Use

The T-SPOT®.TB assay is an in vitro diagnostic test for the detection of effector T cells that respond to stimulation by Mycobacterium tuberculosis antigens and is intended for use as an aid in the diagnosis of tuberculosis (TB) infection. The T-SPOT.TB assay is a simplified enzyme-linked immunospot (ELISPOT) method which enumerates individual TB-specific activated effector T cells.

Principles of the Procedure

Peripheral blood mononuclear cells (PBMCs) are separated from a whole blood sample and washed to remove any sources of background interfering signal. The PBMCs are then counted so that a standardised cell number is used in the assay. This ensures that even those who have low T cell titres due to weakened immune systems (the immunocompromised and immunosuppressed) have adequate numbers of cells added to the microtitre wells. The washing and counting stages as well as the ELISPOT technique provide superior performance for the detection of TB disease and latent TB infection.

Limitations

☐ For in vitro diagnostic use only.

☐ For professional use only.

☐ Store the unopened kit at 2-8°C. The kit must not be used beyond the expiry date on the kit label.

☐ Store opened kit components at 2-8°C. Components must be used within 8 weeks of opening, such period ending no later than the expiry date on the kit label.

☐ Do not mix components from different kit lots.

☐ Read the assay instructions carefully before use.

☐ Observe aseptic technique to avoid contaminating the reagents, assay wells, cell suspensions and cell culture media.

☐ Variation to the stated pipetting and washing techniques, incubation times and/or temperatures may influence the actual results obtained and should be avoided.

☐ Blood should be collected and progressed into the assay within 8 hours. This time limitation may be overcome by using the T-Cell Xtend® reagent (available from Oxford Immunotec).

When the T-Cell Xtend reagent is used with the T-SPOT.TB assay, the sample storage time is increased to 32 hours.

☐ Store and transport blood samples to the laboratory at room temperature (18-25°C). If the T-Cell Xtend reagent is to be used, samples can be transported and stored at 10-25°C. Do not refrigerate or freeze whole blood samples.

☐ The T-SPOT.TB assay should be used and interpreted only in the context of the overall clinical picture.

☐ A negative test result does not exclude the possibility of exposure to or infection with M. tuberculosis.

☐ ESAT-6 and CFP10 antigens are absent from BCG strains and from most environmental mycobacteria, with the exception of M. kansasii, M. szulgai, M. marinum3,4 and M. gordonae.

Safety Warnings and Precautions

Care should be taken when handling material of human origin. All blood samples should be considered potentially infectious.

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Handling of blood samples and assay components, their use, storage and disposal should be in accordance with procedures defined in appropriate national biohazard safety guidelines or regulations.

Care should be taken when working with chemicals. All chemicals should be considered potentially hazardous.

Materials Provided

The T-SPOT.TB 8 kit contains:

1. 1 microtitre plate: 96 wells, supplied as 12 x 8-well strips in a frame, coated with a mouse monoclonal antibody to the cytokine interferon gamma (IFN-g).

2. 2 vials (0.8mL each) Panel A: contains ESAT-6 antigens, bovine serum albumin and antimicrobial agents.

3. 2 vials (0.8mL each) Panel B: contains CFP10 antigens, bovine serum albumin and antimicrobial agents.

4. 2 vials (0.8mL each) Positive Control: contains phytohaemagglutinin (PHA), for use as a cell functionality control, bovine serum albumin and antimicrobial agents.

5. 1 vial (50µL) 200x concentrated Conjugate Reagent: mouse monoclonal antibody to the cytokine IFN-g conjugated to alkaline phosphatase.

6. 1 bottle (25mL) Substrate Solution: ready to use BCIP/NBTplus solution.

7. Instructions for Use, which are found on the CD together with the MSDS, Technical Handbook, Visual Procedure Guide, T-SPOT cell dilution calculator, conjugate dilution calculator, centrifuge speed calculator and the T-SPOT.AutoReporter programme.

Storage

Store all components of the kit at 2-8°C.

Avoid prolonged exposure of the Substrate Solution to light.

Stability

The components of the kit are stable up to the expiry date printed on the kit box, when stored and handled under the recommended conditions.

Equipment and Materials Required but Not Provided

1. 8-well strip plate frame (available from Oxford Immunotec).

2. Class II microbiological cabinet (recommended).

3. Blood collection tubes, such as Vacutainer® CPT™* (available from Oxford Immunotec) or heparinised tubes.

4. FICOLL-PAQUE* PLUS or alternative PBMC separation materials.

5. The T-Cell Xtend reagent (available from Oxford Immunotec) may be used with samples collected more than 8 hours earlier.

6. Leucosep tubes may be used to simplify the separation of PBMCs using the FICOLL* method.

7. Centrifuge for preparation of PBMCs (capable of at least 1800xg and able to maintain the samples at room temperature (18-25°C)).

8. Equipment and reagents to enable counting of PBMCs; either manually using Trypan Blue and a haemocytometer on a microscope or automatically using a suitable haematology analyzer.

9. A humidified incubator capable of 37 ± 1°C with a 5% CO2 supply.

10. A microtitre plate washer or equipment to manually wash plates.

11. Pipettes and sterile pipette tips.

12. Sterile PBS solution: such as GIBCO® 1x D-PBS (Invitrogen; catalogue number 14040-091).

13. Distilled or deionised water.

14. A means of reading the plate such as a microscope, digital microscope, magnifying glass or plate imager.

15. Sterile cell culture medium such as GIBCO AIM V® (Invitrogen; catalogue number 31035-025): the use of this serum free medium for the incubation step is strongly recommended. RPMI 1640

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(Invitrogen; catalogue number 21875-034) may be used in the initial sample preparation steps only. It is recommended that cell culture media are stored in appropriate aliquots and excess material is discarded after use. Cell culture media should be pre-warmed to 37°C before use with the T-SPOT.TB assay.

*	Vacutainer and CPT are trademarks of Becton, Dickinson and Company.

For firm orders placed accordance with this Agreement as Oxford Immunotec shall supply Product with a minimum residual shelf life of 6 months (ex Milton Park)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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Schedule 5

Oxford Immunotec has filed for the following trademarks:

Trademark	Countries Applied for	Status	Classes	Appn / Reg[n] Number	Renewal date (appl[n] date)

T-SPOT	US United Kingdom New Zealand Australia EC Ukraine Hungary India Japan Canada R. of Korea Mexico Brazil Brazil S. Africa Singapore Russia Kazakhstan China Switzerland Philippines Vietnam

Registered

Registered

Registered

Registered

Registered

Allowed

Allowed

Registered

Registered

Registered

Registered

Registered

Registered

Registered

Registered

Registered

Allowed

Registered Assigned

Registered

Allowed

Filed

05 & 10 & 44

05 & 10 & 44

05 & 10 & 44

05 & 10 & 44

05 & 10 & 44

05 & 10 & 44

05 & 10 & 44

05 & 10 & 42

05 & 10 & 44

05 & 10 & 44

05 & 10 & 44

05 & 44

05

10

10 & 44

05 & 10 & 44

05 & 10 & 44

05 & 10 & 44

05

05 & 10 & 44

05 & 10 & 44

05 & 10 & 44

3665044 2365985 722882 1063310 851245 851245 851245 1326004 851245 766238 851245 1051711 829435760 829435786 2007/22618 851245 851245 45514 5774956 851245 851245 4-13-001970

17.Jun.2014

17.Jun.2014

17.Jun.2014

14.Dec.2014

14.Dec.2014

14.Dec.2014

14.Dec.2014

14.Dec.2014

14.Dec.2014

10.May.2025

14.Dec.2014

3.Oct.2017

22.Dec.2019

19.Jan.2020

4.Oct.2017

14.Dec.2014

14.Dec.2014

18.Dec.2018

6.Dec.2019

14.Dec.2014

(24.Oct.2012)

(24.Oct.2012)

T-CELL XTEND	US United Kingdom New Zealand Australia EC India Japan Canada R. of Korea Mexico Brazil Brazil S. Africa S. Africa Singapore China Russia Switzerland Turkey Norway	Registered Registered Registered Registered Registered Registered Registered Allowed Registered Registered Allowed Allowed Registered Registered Registered Allowed Allowed Allowed Allowed Allowed	01 & 05 01 & 05 01 & 05 01 & 05 01 & 05 01 & 05 05 01 & 05 05 05 01 05 01 05 01 & 05 01 & 05 05 01 & 05 01 & 05 01 & 05	77510877 2484469 806121 1271950 0980855 1740444 0980855 1413262 0980855 1081521 830013652 830013660 2008/23447 2008/23448 0980855 0980855 0980855 0980855 0980855 0980855

30.Jun.2018

8.Apr.2018

7.May.2019

1.Oct.2018

1.Oct.2018

6.Oct.2018

1.Oct.2018

17.Oct.2026

1.Oct.2018

8.Oct.2018

27.Dec.2021

tbc

6.Oct.2018

6.Oct.2018

1.Oct.2018

1.Oct.2018

1.Oct.2018

1.Oct.2018

1.Oct.2018

1.Oct.2018

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	Kazakhstan Ukraine Taiwan UAE Saudi Arabia Saudi Arabia Kuwait Israel Israel Philippines Vietnam	Registered Registered Registered Pending Registered Registered Registered Registered Registered Allowed Filed	01 & 05 01 & 05 01 01 & 05 05 01 01 01 05 01 & 05 01 & 05	31299 122398 1395776 119955&56 1098/72 1212/87 85032 215503 215504 0980855 4-13-001969	6.Oct.2018 7.Oct.2018 31.Jan.2020 (1.Oct.2008) 23.Jun.2018 23.Jun.2018 5.Oct.2018 6.Oct.2018 6.Oct.2018 (24.Oct.2012) (24.Oct.2012)

Oxford Immunotec & Logo	US United Kingdom New Zealand Australia EC India Japan Canada	Allowed Registered Registered Registered Registered Registered Registered Registered	05 & 10 & 44 05 & 10 & 44 05 & 10 & 44 05 & 10 & 44 05 & 10 & 44 05 & 10 & 44 05 & 10 & 44 05 & 10 & 44	78749802 2403191 745174 1126035 888071 1440262 888071 766,242	8.Nov.2015 5.Oct.2015 5.Oct.2015 24.Mar.2016 24.Mar.2016 27.Mar.2016 24.Mar.2016 10.May.2015

Oxford Diagnostic Laboratories	USA	Registered	44	3880807	8.May.2019

Oxford Diagnostic Laboratories & Logo	EC USA	Registered Registered	42 & 44 44	9144031 4148560	1.Jun.2020 15.Sep.2020

ODL	EC	Registered	42 & 44	9143983	1.Jun.2020

T-CPOT.Tb	Russian characters	Registered	5 & 10	442360	29.Jan.2020

	Japanese characters	Registered	5	2011-0131780	17.Feb.2022

Gammaspot	United Kingdom	Lapsed	01 & 10	2282054	n/a
SPOT-TB	United Kingdom	Registered	01 & 10	2293386	2022 (tbc)
ACCUSPOT	United Kingdom	Lapsed	01 & 10	2282053	n/a
TB-SPOT	United Kingdom United Kingdom	Registered Registered	01 & 10 05 & 44	2293399 2417976	2022 (tbc) 29.Mar.2016
Clinispot	EC	Lapsed	5 & 10 & 42	2999399	n/a